S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

May 20, 2002


Dear Shareholder:

We are pleased to present the annual report for the Salomon Brothers High Income Fund II Inc ("Fund") for the year ended April 30, 2002. In this report, we summarize what the Fund's manager believes to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. Also included are a schedule of the Fund's investments as of April 30, 2002 and the Fund's audited financial statements for the year ended April 30, 2002. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

The Fund distributed dividends totalling $1.38 per share during the 12-month period. The table below shows the annualized distribution rate and the total return for the period covered by this report based on the Fund's April 30, 2002 net asset value ("NAV")/1/ per share and its New York Stock Exchange ("NYSE") closing price:

                             Annualized                        12-Month
  Price Per Share        Distribution Rate/2/                Total Return/2/

  $10.48 (NAV)                 13.17%                            7.84%
  $11.65 (NYSE)                11.85%                           20.83%

In comparison, the Salomon Smith Barney High Yield Market Index ("SSB High Yield Index")/3/ and the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/4/ returned 4.59% and 5.33%, respectively, for the same period. Past performance is not indicative of future results.

U.S. HIGH-YIELD DEBT: MARKET AND FUND OVERVIEW

The fiscal year ended April 30, 2002 was volatile but resilient for the high-yield market, which recovered from the impact of September 11th to return 4.59%, as measured by the SSB High Yield

-----------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.

2 Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.1150 for 12 months. This rate is as of May 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

3 The SSB High Yield Index covers a significant portion of the below-investment-grade U.S. corporate-bond market. Please note that an investor cannot invest directly in an index.

4 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady bonds and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Index. Net mutual fund inflows, lower interest rates and improving economic data battled to push the market higher, while weak equity markets, further deterioration in the technology and telecommunications industries, accounting uncertainties, and a heightened focus on credit-rating downgrades pressured the market to the downside.

In the beginning of the year, positive mutual fund inflows and lower interest rates provided support until telecommunications sparked a rally in the high yield market in late summer as takeover speculation provided hope for positive event risk and improving industry fundamentals. The tragedy of September 11th caused the high yield market to record its worst month of performance (negative 7.20%) since the SSB High Yield Index began in January 1989. These events introduced heightened volatility into the high yield market and had a particularly adverse impact on valuations of bonds from issuers in industries with more cyclical exposure or with exposure to the tourism and airline sectors.

The high yield market rebounded over the next two months due to strong U.S. Treasury security gains, bargain hunters in search of oversold credits, the return of positive fund flows after outflows of almost $2 billion in September, and better than expected third quarter results. However, Enron's bankruptcy at the end of 2001 led to increased volatility due to related accounting concerns and increased downgrade activity by the credit rating agencies. In addition, weak equity markets, further deterioration of many telecommunications companies' fundamentals and concerns about the timing and extent of an economic recovery weighed on the high yield market.

The high yield market recovered toward the close of the fiscal year as investors adjusted to the market's increased focus on accounting and balance sheets; seemingly positive economic data inspired optimism that the economy was on the road to recovery; mutual funds received about $4.8 billion of inflows in March and April 2002; and the equity markets rallied.

The average market yield at April 30, 2002 was 10.82% for high-yield debt, down from 12.13% at April 30, 2001. In addition, the spread/5/ over U.S. Treasury securities finished the period at 634 basis points,/6/ narrowing from 711 basis points at April 30, 2001.

For the year ended April 30, 2002, the top performing industries in the high yield bond market, as measured by the SSB High Yield Index, included: containers, restaurants, consumer products, capital goods, supermarkets/drugstores, and housing-related. The containers sector rebounded from lower raw material prices and depressed levels in 2000. Operational improvements and asset sales enabled the restaurants industry to return from oversold prices in the prior year. The consumer products sector benefited from a flight to quality to non-cyclicals and the supermarkets/drugstores industry benefited from better than expected operating performance as well as from Rite Aid Corp.'s successful balance-sheet restructuring. The housing-related sector benefited from better than expected new home sales.

The worst performing industry groups during the Fund's fiscal year included: telecommunications, airlines, cable, automotive, and metals/mining. The telecommunications sector suffered as declining asset values, excess capacity and weaker than expected revenue growth caused many companies to enter into Chapter 11 bankruptcy. The airlines industry was negatively impacted by the terror attacks and the subsequent dramatic slowdown in air travel. The bankruptcy of a large European cable company and

----------
5 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

6 A basis point is 0.01% or one one-hundredth of a percent.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

off-balance-sheet debt at Adelphia Communications Corp. adversely impacted the cable industry. The automotive sector suffered due to the falloff in production schedules and continued pricing pressure from original-equipment manufacturers. The metals/mining industry underperformed as a result of concerns over the depth and duration of the economic slowdown.

In terms of credit quality, as measured by the SSB High Yield Index, BB, B and CCC issues generated returns of 9.39%, negative 0.16% and 14.84%, respectively, as investors sought safety in the higher quality credit tiers, such as BB issues, and searched for bargains in CCC issues.

The Fund benefited during the fiscal year in part from underweightings in the telecommunications, cable, and automotive sectors, and from an overweighting in the consumer products industry. Underweightings in the containers, restaurants, and housing-related sectors adversely affected the Fund's performance in several instances. Over the course of the fiscal year, the Fund responded to market conditions by generally increasing its positions in the consumer products, containers, and healthcare sectors and by reducing its positions in the airlines, capital goods, gaming, and housing related industries.

U.S. HIGH-YIELD DEBT: MARKET AND FUND OUTLOOK

Going forward, valuations in the market continue to appear attractive at yields in excess of 10.75%, yet the manager remains somewhat cautious as it believes that several factors, including: (i) high global default rates and credit-rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) the potential for U.S. Federal Reserve Board ("Fed") interest-rate hikes, (vi) further accounting scares and (vii) continued equity-market volatility could dampen positive momentum. In light of these conditions, the manager is focusing on, among other things, selected opportunities in the single-B sector that it believes present a compelling risk/reward profile. In addition, the manager is pursuing selected opportunities in lower quality investment-grade and investment grade/high yield bonds.

EMERGING MARKETS DEBT: MARKET OVERVIEW

Emerging-markets debt returned 5.33% for the Fund's annual period ending April 30, 2002, as measured by the EMBI+. Developments in Argentina set the tone for emerging markets for the year. Although lack of improving developments in Argentina continued to weigh on the asset class, its impact on emerging markets appears to be diminishing. Argentine debt returned negative 65.20% for the period, and it now comprises only 2.20% of the EMBI+, down from 22% in January 2001. Nonetheless, in what can only be described as a difficult year for the global financial markets, nearly every country in the index (17 out of 18) outperformed the EMBI+ as a whole, with 16 countries posting impressive double-digit gains.

For the Fund's fiscal year, the Fed was extremely active as it sought to fight the slowing U.S. economy by lowering interest rates. The policymakers reduced the federal funds rate ("fed funds rate")/7/ over the course of the Fund's fiscal year from 4.50% in April 2001 to 1.75% in April 2002. Many believe the combination of a weak economy, uncertainty about downside risks, and low and falling inflation heavily influenced the Fed's thinking. The three meetings held thus far in 2002 have done little to change the Fed's neutral bias on the outlook for the economy. Accordingly, the Fed has decided to keep rates unchanged at 1.75%, a 40-year low.

------------
7 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Oil prices, an important driver of revenues for many emerging-market economies, experienced considerable price volatility during the Fund's annual period. A number of factors probably contributed to this volatility, including a global oversupply of oil, a slump in the aviation industry, a slowing U.S. economy, and fears of disruptions caused by Middle East tensions. Oil prices traded in a wide range during the period, from $17.45 to $29.98 per barrel as investors focused on the declining demand for oil. Prices closed the period at $27.29 per barrel.

Return volatility/8/ for emerging-markets debt increased marginally over the past 12 months but remained below historical levels. The 12-month volatility level ending April 30, 2002, as measured by the EMBI+, was 13.03%. This level gradually increased throughout the year as the Turkish banking crisis, the September 11th terrorist attacks, and the demise of the Argentine economy all added to the uncertainty in emerging markets. The market's ability to view problems on a country-by-country basis and not extrapolate isolated problems into broader market risks is a positive development, illustrating a maturity of the asset class.

Latin America

Latin American debt disappointed investors as it returned negative 7.91% for the year as measured by the EMBI+. The region was unquestionably affected by the situation in Argentina. As mentioned, the December 2001 EMBI+ rebalancing of Argentina may help to alleviate this going forward. Positive performance from Ecuador -- 61.75%, Peru -- 38.78%, Panama -- 14.19%, Brazil -- 12.68% and
Venezuela -- 12.10% all contributed to the region's performance. In addition, Mexico, considered by some to be a lower volatility country by emerging markets standards, returned 17.43% for the quarter, and was upgraded to investment-grade status by Standard & Poor's Ratings Service/9/ from BB+ to BBB-. The performance of the Mexican economy is expected to continue to be closely linked with the U.S. economy.

Ecuadorian debt returned 61.75% for the Fund's annual period. This was the best country performance in the EMBI+ for the period. The country under President Noboa's administration continues to post positive Gross Domestic Product ("GDP")/10/ growth and better credit fundamentals, largely due to better tax collection and higher oil prices. Talks with the International Monetary Fund ("IMF")/11/ continued in April 2002 and an agreement to obtain additional financing may be forthcoming in June.

Brazilian debt returned 12.68% for the Fund's annual period. The breakaway from Argentine contagion and return to positive performance was the most convincing change in the Latin sector this past year. The events in November and December showed that the historically close relationship between Brazilian and Argentine securities has diminished dramatically. The upcoming Presidential elections in October will be an important referendum on the reforms achieved by the Cardosa administration. We believe that the elections will cause some near-term volatility, but believe that Brazil is well positioned to withstand this volatility.

------------
8 Return volatility is the standard deviation of monthly returns over the period being measured.

9  Standard & Poor's Ratings Service is a major credit rating agency.

10 GDP is the market value of the goods and services produced by labor and property in a given country.

11 The IMF is an organization of 183 countries established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Argentine debt returned negative 65.20% for the year as measured by the EMBI+. This was the worst performance in the Index and was the driving contributor of poor performance in the Latin American region for the year. The country continues to be mired in a four-year recession made worse by political turmoil. Argentina announced a debt moratorium (default) on all external debt obligations in December. President De la Rua, in the second year of his term, resigned after last-minute attempts to form a coalition government with the opposition Peronist Party failed. The Argentine government announced a series of measures to strengthen its embattled economy and move closer to an agreement with the IMF, but much uncertainty remains over how the situation will play out in 2002. Argentina's ability to reach a political consensus on a fiscal program will likely shape the near-term direction of the economy. The Fund remains underweight Argentina and the manager continues to monitor developments very closely.

Eastern Europe/Middle East/Africa

Non-Latin American countries' debt, which represents 40% of the EMBI+'s market capitalization, largely outperformed the Latin American region for the year, returning 39.04%.

Russian debt, the second-best country performer in the EMBI+ for the year, returned 59.89% as measured by the EMBI+. The Russian economy continues to benefit from high domestic consumption, abundant foreign reserves, and limited external financing requirements. Positive comments by the government on debt reduction and the reduction of the 2003 debt hump added momentum to a supportive technical picture. In May, Fitch IBCA, Duffe Phelps, the international rating agency, upgraded the Russian Federation's long-term foreign currency rating to BB- from B+, and changed its long-term outlook to positive from stable. Fitch expects that under President Putin's leadership the Russian authorities will continue to introduce and implement structural reforms, which will be vital to raising living standards and diversifying the economy.

Turkish debt returned 36.36% for the year as measured by the EMBI+. Following the September 11th terrorist attacks on the U.S., market sentiment improved toward Turkey. The country's strategic importance combined with its improved relations with the IMF has attracted recent investor interest. The support has contributed to resurgence in domestic confidence, a lowering of interest rates, and a stronger currency.

EMERGING MARKETS DEBT: MARKET OUTLOOK

This past year has seen a number of positive rating actions for a broad range of emerging market countries, including Mexico, Korea, Brazil, Malaysia, Turkey, Russia, Ukraine, Pakistan, Peru and the Philippines. EMBI+ sovereign/12/ spreads closed the annual period at 619 basis points over U.S. Treasuries. The manager feels this spread level is attractive given the combination of strategic inflows into the asset class, a more robust global recovery, and the relatively limited external financing needs for key emerging markets. While emerging market debt has performed well year-to-date, the manager believes the fundamental outlook for a number of emerging-market countries may continue to improve. Accordingly, it remains constructive on the market over the medium term.

------------
12 Sovereign bonds are bonds issued by non-U.S. governments.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

In a continuing effort to provide timely information concerning Salomon Brothers High Income Fund II Inc, stockholders can call toll-free 888-777-0102 Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's holdings and allocations. For information concerning your Salomon Brothers High Income Fund II Inc stock account, please call PFPC Global Fund Services toll-free at 800-331-1710.

Sincerely,

/s/ Heath B. McLendon                      /s/ Peter J. Wilby


Heath B. McLendon                          Peter J. Wilby
Chairman                                   President

/s/ Beth A. Semmel                         /s/ James E. Craige

Beth A. Semmel                             James E. Craige
Executive Vice President                   Executive Vice President

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's portfolio. Please refer to pages 7 through 17 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of April 30, 2002 and is subject to change.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Schedule of Investments
April 30, 2002

    Face
   Amount                                            Security*                                            Value
-------------------------------------------------------------------------------------------------------------------
Corporate Bonds -- 61.1%
Basic Industries -- 6.8%
$    500,000     Aaipharma Inc., 11.000% due 4/1/10 (a) ..........................................    $     517,500
   5,000,000     Acetex Corp., 10.875% due 8/1/09 ................................................        5,225,000
  10,000,000     AEI Resources Inc., 10.500% due 12/15/05 (a)(b)(c) ..............................        6,850,000
   1,500,000     Airgas Inc., 9.125% due 10/1/11 .................................................        1,608,750
   1,500,000     Appleton Papers Inc., 12.500% due 12/15/08 (a) ..................................        1,507,500
   2,600,000     Applied Extrusion Technologies, Inc., 10.750% due 7/1/11 ........................        2,509,000
   6,500,000     Berry Plastics Corp., 12.250% due 4/15/04 .......................................        6,597,500
   2,800,000     Borden Chemicals & Plastics Ltd., 9.500% due 5/1/05 (b)(c) ......................           98,000
                 Georgia-Pacific Corp.:
   2,000,000       7.500% due 5/15/06 ............................................................        1,989,288
   1,400,000       9.625% due 3/15/22 ............................................................        1,359,246
   1,375,000       8.875% due 5/15/31 ............................................................        1,332,654
   7,250,000     ISP Chemco Inc., 10.250% due 7/1/11 .............................................        7,648,750
   4,940,000     Millennium America Inc., 9.250% due 6/15/08 .....................................        5,038,800
   1,250,000     OM Group, Inc., 9.250% due 12/15/11 (a) .........................................        1,300,000
   4,000,000     P&L Coal Holdings Corp., 9.625% due 5/15/08 .....................................        4,270,000
   2,750,000     Plastipak Holdings, 10.750% due 9/1/11 ..........................................        3,021,562
   3,625,000     Radnor Holdings Inc., 10.000% due 12/1/03 .......................................        3,045,000
   5,000,000     Republic Technologies International Inc., 13.750% due 7/15/09 (b)(c) ............          350,000
   8,000,000     Riverwood International Corp., 10.625% due 8/1/07 ...............................        8,460,000
   4,250,000     UCAR Finance Inc., 10.250% due 2/15/12 (a) ......................................        4,494,375
                                                                                                         67,222,925

Consumer Cyclicals -- 5.5%
   5,000,000     Advance Stores Co. Inc., 10.250% due 4/15/08 ....................................        5,325,000
   3,200,000     Choctaw Resort Development Enterprise, 9.250% due 4/1/09 ........................        3,360,000
                 Cole National Group, Inc.:
   3,125,000       9.875% due 12/31/06 ...........................................................        3,300,780
   3,500,000       8.625% due 8/15/07 ............................................................        3,438,750
   3,000,000     Finlay Enterprises Inc., 9.000% due 5/1/08 ......................................        2,895,000
   4,000,000     Finlay Fine Jewelry Corp., 8.375% due 5/1/08 ....................................        3,900,000
                 The Gap, Inc.:
   1,600,000       8.150% due 12/15/05 (a) .......................................................        1,587,637
     775,000       6.900% due 9/15/07 ............................................................          682,543
   1,000,000       8.800% due 12/15/08 (a) .......................................................          993,359
   5,000,000     Guitar Center Management, 11.000% due 7/1/06 ....................................        5,181,250

-------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

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S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Schedule of Investments (continued)
April 30, 2002

    Face
   Amount                                            Security*                                            Value
-------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 5.5% (continued)
                 HMH Properties, Inc.:
$    500,000       7.875% due 8/1/05 .............................................................    $     501,250
   8,750,000       8.450% due 12/1/08 ............................................................        8,881,250
   1,750,000     Icon Health & Fitness Inc., 11.250% due 4/1/12 (a) ..............................        1,723,750
   2,000,000     Leslie's Poolmart Inc., 10.375% due 7/15/04 .....................................        1,940,000
   3,500,000     Mattress Discounters Co., 12.625% due 7/15/07 ...................................          717,500
   2,025,000     Pillowtex Corp., 9.000% due 12/15/07 (b)(c) .....................................           30,375
                 Saks Inc.:
   2,300,000       8.250% due 11/15/08 ...........................................................        2,300,000
     150,000       7.500% due 12/1/10 ............................................................          142,313
   2,945,000       9.875% due 10/1/11 ............................................................        3,151,150
   4,550,000     Starwood Hotels & Resorts Worldwide, Inc., 7.875% due 5/1/12 (a) ................        4,589,813
                                                                                                         54,641,720

Consumer Non-Cyclicals -- 13.7%
   8,500,000     AKI Inc., 10.500% due 7/1/08 ....................................................        8,075,000
   5,250,000     American Safety Razor Co., 9.875% due 8/1/05 ....................................        4,495,312
   3,750,000     Argosy Gaming Co., 10.750% due 6/1/09 ...........................................        4,167,188
   4,250,000     Aztar Corp., 8.875% due 5/15/07 .................................................        4,451,875
   3,925,000     Beverly Enterprises, Inc., 9.625% due 4/15/09 ...................................        4,121,250
   7,125,000     Coast Hotels & Casino, Inc., 9.500% due 4/1/09 ..................................        7,579,218
   3,875,000     CONMED Corp., 9.000% due 3/15/08 ................................................        4,015,469
   1,500,000     Elizabeth Arden, Inc., 11.750% due 2/1/11 .......................................        1,522,500
   1,775,000     Fleming Cos. Inc., 10.125% due 4/1/08 ...........................................        1,872,625
     225,000     French Fragrance, Inc., 10.375% due 5/15/07 .....................................          210,375
   1,875,000     Harrah's Operating Co., Inc., 8.000% due 2/1/11 .................................        1,997,884
   3,115,000     HCA Inc., 8.360% due 4/15/24 ....................................................        3,297,738
   3,511,000     Hines Horticulture, Inc., 12.750% due 10/15/05 ..................................        3,616,330
   6,500,000     Home Interiors & Gifts Inc., 10.125% due 6/1/08 .................................        6,207,500
   5,000,000     Horseshoe Gaming LLC, 9.375% due 6/15/07 ........................................        5,280,000
   7,500,000     Iasis Healthcare Corp., 13.000% due 10/15/09 ....................................        7,687,500
   3,650,000     InSight Health Services Corp., 9.875% due 11/1/11 (a) ...........................        3,777,750
   5,172,726     Iowa Select Farms, L.P., 10.750% due 12/1/06 (a) ................................        3,491,590
   5,000,000     MGM Grand Inc., 9.750% due 6/1/07 ...............................................        5,537,500
   4,800,000     North Atlantic Trading Co., 11.000% due 6/15/04 .................................        4,824,000
   6,425,000     Park Place Entertainment Corp., 8.875% due 9/15/08 ..............................        6,826,562
   6,600,000     Playtex Products, Inc., 9.375% due 6/1/11 .......................................        7,053,750
   3,500,000     Premier International Foods Corp., 12.000% due 9/1/09 ...........................        3,828,125
   2,201,000     Pueblo Xtra International Inc., 9.500% due 8/1/03 ...............................          913,415
     850,000     Revlon Consumer Products Corp., 12.000% due 12/1/05 (a)..........................          854,250

-------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

April 30, 2002

    Face
   Amount                                            Security*                                            Value
-------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 13.7% (continued)
                 Rite Aid Corp.:
$  7,000,000       7.625% due 4/15/05 ............................................................    $   5,775,000
   1,000,000       6.000% due 12/15/05 (a) .......................................................          720,000
   3,000,000     Station Casinos, Inc., 8.375% due 2/15/08 .......................................        3,120,000
   5,000,000     Triad Hospitals, Inc., 8.750% due 5/1/09 ........................................        5,362,500
   2,500,000     United Industries Corp., 9.875% due 4/1/09 ......................................        2,550,000
   4,625,000     Vanguard Health Systems, 9.750% due 8/1/11 ......................................        4,890,938
   2,500,000     Vlasic Foods International Inc., 10.250% due 7/1/09 (b)(c) ......................          525,000
   4,000,000     Windmere-Durable Holdings, Inc., 10.000% due 7/31/08 ............................        4,130,000
   3,500,000     Winsloew Furniture, Inc., 12.750% due 8/15/07 ...................................        3,482,500
                                                                                                        136,260,644

Energy -- 5.1%
  10,000,000     Continental Resources Inc., 10.250% due 8/1/08 ..................................        9,050,000
   4,425,000     Forest Oil Corp., 8.000% due 6/15/08 ............................................        4,546,688
   7,000,000     Grey Wolf, Inc., 8.875% due 7/1/07 ..............................................        7,170,000
   3,416,000     Key Energy Services, Inc., 14.000% due 1/15/09 ..................................        3,983,910
   4,000,000     Ocean Energy Inc., 8.875% due 7/15/07 ...........................................        4,225,000
   4,250,000     Pioneer Natural Resource Co., 9.625% due 4/1/10 .................................        4,718,291
   5,700,000     Plains Resources Inc., 10.250% due 3/15/06 ......................................        5,913,750
   1,000,000     Transocean Sedco Forex Inc., 9.500% due 12/15/08 ................................        1,171,475
   5,000,000     Vintage Petroleum, Inc., 9.750% due 6/30/09 .....................................        5,125,000
   2,500,000     Western Gas Resources, Inc., 10.000% due 6/15/09 ................................        2,700,000
   1,675,000     Westport Resources Corp., 8.250% due 11/1/11 ....................................        1,733,625
                                                                                                         50,337,739

Financial -- 2.0%
   1,975,400     Airplanes Pass-Through Trust, 10.875% due 3/15/19 ...............................          335,818
   7,000,000     FelCor Lodging L.P., 9.500% due 9/15/08 .........................................        7,437,500
  10,000,000     MeriStar Hospitality Corp., 9.125% due 1/15/11 ..................................       10,325,000
   7,500,000     Nationwide Credit Inc., 10.250% due 1/15/08 .....................................        1,912,500
                                                                                                         20,010,818

Housing Related -- 0.5%
                 Nortek, Inc.:
   1,500,000       9.125% due 9/1/07 .............................................................        1,539,375
   3,000,000       8.875% due 8/1/08 .............................................................        3,060,000
                                                                                                          4,599,375

-------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

April 30, 2002

          Face
         Amount                             Security*                                                        Value
-----------------------------------------------------------------------------------------------------------------------
Industrial - Manufacturing -- 2.3%

$       8,800,000     Breed Technologies Inc., 9.250% due 4/15/08 (b)(c)(g) ........................     $          880
        3,500,000     Dura Operating Corp., 8.625% due 4/15/12 (a) .................................          3,666,250
        2,800,000     Fedders North America, Inc., 9.375% due 8/15/07 ..............................          1,995,000
        2,200,000     Foamex L.P., 10.750% due 4/1/09 (a) ..........................................          2,332,000
        6,000,000     Ford Motor Credit Co., 7.250% due 10/25/11 ...................................          5,987,664
        8,000,000     Key Plastics, Inc., 10.250% due 3/15/07 (b)(c)(g) ............................                800
        2,750,000     Moll Industries, Inc., 10.500% due 7/1/08 ....................................            343,750
        4,075,000     Sequa Corp., 9.000% due 8/1/09 ...............................................          4,217,625
        4,000,000     Terex Corp., 10.375% due 4/1/11 ..............................................          4,400,000

                                                                                                             22,943,969
Media - Telecommunications -- 16.0%

        2,700,000     American Cellular Corp., 9.500% due 10/15/09 .................................          1,714,500
        2,400,000     AT&T Wireless Services Inc., 8.125% due 5/1/12 ...............................          2,369,750
        7,500,000     Avalon Cable Holdings LLC, zero coupon until 12/1/03 (11.875% thereafter),
                        due 12/1/08 ................................................................          6,196,875
                      Charter Communications Holdings LLC:
        6,800,000       Zero coupon until 4/1/04 (9.920% thereafter), due 4/1/11 ...................          4,760,000
        4,500,000       Zero coupon until 5/15/06 (11.750% thereafter), due 5/15/11 ................          2,587,500
        2,750,000     Corus Entertainment Inc., 8.750% due 3/1/12 (a) ..............................          2,866,875
                      CSC Holdings, Inc.:
        5,250,000       9.875% due 2/15/13 .........................................................          5,381,250
          500,000       10.500% due 5/15/16 ........................................................            512,500
        5,000,000       9.875% due 4/1/23 ..........................................................          4,950,000
        2,000,000     Dobson Communications Corp., 10.875% due 7/1/10 ..............................          1,870,000
       10,925,000     EchoStar DBS Corp., 9.125% due 1/15/09 (a) ...................................         11,307,375
                      Global Crossing Holdings Ltd. (b)(c):
       10,700,000       9.125% due 11/15/06 ........................................................            214,000
        4,250,000       9.500% due 11/15/09 ........................................................             85,000
        4,525,000     Hollinger International Publishing Inc., 9.250% due 2/1/06 ...................          4,672,063
        5,268,237     Hollinger Participation Trust, 12.125% due 11/15/10 (a)(d) ...................          5,031,166
        6,250,000     Insight Midwest L.P., 10.500% due 11/1/10 ....................................          6,625,000
        5,000,000     LIN Television Corp., 8.000% due 1/15/08 .....................................          5,112,500
        5,150,000     Mediacom LLC, 9.500% due 1/15/13 .............................................          5,201,500
                      Nextel Communications, Inc.:
        3,475,000       9.375% due 11/15/09 ........................................................          2,441,188
        2,400,000       Zero coupon until 9/15/02 (10.650% thereafter), due 9/15/07 ................          1,728,000
       10,000,000       Zero coupon until 10/31/02 (9.750% thereafter), due 10/31/07 ...............          6,750,000
       10,300,000       Zero coupon until 2/15/03 (9.950% thereafter), due 2/15/08 .................          6,566,250
        4,625,000     Nextmedia Operating Inc., 10.750% due 7/1/11 (a) .............................          5,006,563

-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

April 30, 2002


          Face
         Amount                             Security*                                                        Value
-----------------------------------------------------------------------------------------------------------------------
Media - Telecommunications -- 16.0% (continued)
                    NTL Communications Corp. (b)(c):
$       7,375,000     11.500% due 10/1/08 ..........................................................    $   2,913,125
       10,000,000     Zero coupon until 10/1/03 (12.375% thereafter), due 10/1/08 ..................        3,250,000
                    NTL Inc. (b)(c):
        1,360,000     12.750% due 4/15/05 ..........................................................          537,200
        7,480,000     11.500% due 2/1/06 ...........................................................        2,954,600
        1,250,000     Zero coupon until 4/1/03 (9.750% thereafter), due 4/1/08 .....................          437,500
        6,000,000   Qwest Capital Funding, Inc., 7.750% due 8/15/06 ................................        4,654,452
        8,000,000   R.H. Donnelly Corp., 9.125% due 6/1/08 .........................................        8,360,000
        2,750,000   Radio One Inc., 8.875% due 7/1/11 ..............................................        2,904,688
        2,500,000   Rogers Cantel, Inc., 9.375% due 6/1/08 .........................................        2,381,250
        6,500,000   Rogers Communications Inc., 8.875% due 7/15/07 .................................        6,565,000
        6,500,000   Sun Media Corp., 9.500% due 2/15/07 ............................................        6,841,250
        2,900,000   TeleCorp PCS, Inc., 10.625% due 7/15/10 ........................................        3,320,500
                    Telewest Communications PLC:
          500,000     9.625% due 10/1/06 ...........................................................          272,500
        3,125,000     Zero coupon until 4/15/04 (9.250% thereafter), due 4/15/09 ...................        1,257,813
        7,950,000     Zero coupon until 2/1/05 (11.375% thereafter), due 2/1/10 ....................        2,822,250
                    Triton PCS Inc.:
        2,700,000     8.750% due 11/15/11 ..........................................................        2,538,000
        3,000,000     Zero coupon until 5/1/03 (11.000% thereafter), due 5/1/08 ....................        2,655,000
        3,750,000   Ubiquitel Operating Co., zero coupon until 4/15/05 (14.000% thereafter), due
                      4/15/10 ......................................................................        1,406,250
                    United Pan-Europe Communicatons N.V. (b)(c):
          700,000     10.875% due 8/1/09 ...........................................................           94,500
        8,250,000     Zero coupon until 11/1/04 (13.375% thereafter), due 11/1/09 ..................          796,950
       14,940,000     Zero coupon until 2/1/05 (13.750% thereafter), due 2/1/10 ....................        1,419,300
        9,500,000   Yell Finance BV, zero coupon until 8/1/06 (13.500% thereafter), due 8/1/11 .....        6,697,500

                                                                                                          159,029,483
Services - Other -- 4.8%

                    Allied Waste North America, Inc.:
          250,000     8.875% due 4/1/08 ............................................................          259,375
        1,850,000     7.875% due 1/1/09 ............................................................        1,833,813
        7,425,000     10.000% due 8/1/09 ...........................................................        7,666,312
        8,425,000   American Tower Corp., 9.375% due 2/1/09 (a) ....................................        6,023,875
        3,250,000   Comforce Operating Inc., 12.000% due 12/1/07 ...................................        1,706,250
                    Crown Castle International Corp.:
        1,600,000     9.500% due 8/1/11 ............................................................        1,352,000
        5,765,000     10.750% due 8/1/11 ...........................................................        5,332,625
        4,000,000   The Holt Group, Inc., 9.750% due 1/15/06 (b)(c) ................................          140,000

---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
                                                                         Page 11

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

April 30, 2002

          Face
         Amount                             Security*                                                    Value
-----------------------------------------------------------------------------------------------------------------------
Services - Other -- 4.8% (continued)
$       1,750,000      Iron Mountain Inc., 8.750% due 9/30/09 ...........................      $         1,811,250
        2,850,000      Mail-Well I Corp., 8.750% due 12/15/08 ...........................                2,565,000
        4,400,000      Pierce Leahy Command Corp., 8.125% due 5/15/08 ...................                4,444,000
        6,500,000      Safety-Kleen Corp., 9.250% due 5/15/09 (b)(c) ....................                      650
        8,750,000      SBA Communications Corp., 10.250% due 2/1/09 .....................                6,343,750
        4,000,000      Sitel Corp., 9.250% due 3/15/06 ..................................                3,820,000
                       Spectrasite Holdings, Inc.:
          525,000        10.750% due 3/15/10 ............................................                  265,125
          825,000        Zero coupon until 7/15/03 (12.000% thereafter), due 7/15/08 ....                  305,250
       10,800,000        Zero coupon until 4/15/04 (11.250% thereafter), due 4/15/09 ....                3,672,000

                                                                                                        47,541,275

Technology - Electronics -- 1.8%

        5,575,000      American Business Information Inc., 9.500% due 6/15/08 ...........                5,630,750
        1,625,000      Motorola, Inc., 8.000% due 11/1/11 ...............................                1,627,870
        3,500,000      Unisys Corp., 8.125% due 6/1/06 ..................................                3,587,500
        7,565,000      Xerox Capital Europe PLC, 5.875% due 5/15/04 .....................                6,926,135

                                                                                                        17,772,255

Transportation -- 0.3%
        4,172,142      Viacao Aerea Riograndens, 9.600% due 2/10/05 .....................                3,233,410


Utilities -- 2.3%
       11,125,000      Azurix Corp., 10.375% due 2/15/07 ................................               10,068,126
                       Calpine Corp.:
        2,675,000        8.750% due 7/15/07 .............................................                2,276,446
          500,000        7.875% due 4/1/08 ..............................................                  423,067
        2,425,000        7.750% due 4/15/09 .............................................                2,052,248
        1,000,000        8.625% due 8/15/10 .............................................                  856,430
        6,255,000      CMS Energy Corp., 9.875% due 10/15/07 ............................                6,795,288

                                                                                                        22,471,605


                       Total Corporate Bonds (Cost -- $675,903,624) .....................              606,065,218
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

April 30, 2002

       Face
      Amount                                 Security*                                                   Value
---------------------------------------------------------------------------------------------------------------------
    Convertible Bonds -- 1.5%
    Technology -- 1.5%
$        4,720,000   Ciena Corp., 3.750% due 2/1/08 ...........................................   $         3,044,400
         9,000,000   Comverse Technology Inc., 1.500% due 12/1/05 .............................             6,941,250
         5,735,000   i2 Technologies Inc., 5.250% due 12/15/06 ................................             4,329,925

                     Total Convertible Bonds (Cost -- $ 14,575,630) ...........................            14,315,575

       Face
      Amount+
      -------

    Sovereign Bonds -- 33.8%
    Argentina -- 0.5%

                    Republic of Argentina (b)(c):
         9,225,000   14.250% due 11/30/02 .....................................................             2,260,125
        10,143,000   25.406% due 4/10/05 ......................................................             3,042,900
            4/ARS/   10.000% due 9/19/08++.....................................................                     0

                                                                                                            5,303,025


     Brazil -- 9.8%
                    Federal Republic of Brazil:
        30,000,000   11.500% due 3/12/08 ......................................................            28,650,000
        10,000,000   10.125% due 5/15/27 ......................................................             7,467,500
        63,316,640   C Bond, 8.000% due 4/15/14 ...............................................            49,525,485
        12,750,000   DCB, 3.125% due 4/15/12 (e) ..............................................             9,128,203
         2,528,242   MYDFA, 3.0625% due 9/15/07 (a)(e) ........................................             2,082,639

                                                                                                           96,853,827

    Bulgaria -- 0.9%
                    Republic of Bulgaria:
           350,000   8.250% due 1/15/15 .......................................................               337,094
         9,301,000   FLIRB, Series A, 2.8125% due 7/28/12 (e) .................................             8,536,597

                                                                                                            8,873,691


Colombia -- 0.9%
                    Republic of Colombia:
         1,000,000   10.000% due 1/23/12 ......................................................               957,500
         2,680,000   8.700% due 2/15/16 .......................................................             2,113,850
         2,250,000   11.750% due 2/25/20 ......................................................             2,233,125
         4,000,000   8.375% due 2/15/27 .......................................................             2,866,000
         1,250,000   11.850% due 3/9/28 .......................................................             1,056,250

                                                                                                            9,226,725
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

April 30, 2002

     Face
    Amount+                               Security*                                               Value
----------------------------------------------------------------------------------------------------------
Ecuador -- 2.9%
                Republic of Ecuador:
    8,450,000     12.000% due 11/15/12 ..................................................      $ 7,081,100
   36,733,000     5.000% due 8/15/30 (e) ................................................       21,213,309

                                                                                                28,294,409

Mexico -- 3.0%
                United Mexican States:
    4,500,000     8.375% due 1/14/11 ....................................................        4,815,000
    1,800,000     7.500% due 1/14/12 ....................................................        1,828,800
   17,650,000     11.500% due 5/15/26 ...................................................       23,474,500

                                                                                                30,118,300

Panama -- 0.1%

    1,150,000   Republic of Panama, 9.625% due 2/8/11 ...................................        1,200,313

Peru -- 1.2%

   16,375,000   Republic of Peru, FLIRB, 4.000% due 3/7/17 (e) ..........................       11,871,876

Philippines -- 1.5%

                Republic of Philippines:
    5,500,000     9.375% due 1/18/17 ....................................................        5,747,500
    7,660,000     9.875% due 1/15/19 ....................................................        7,913,738
    1,000,000     NMB, 2.875% due 1/5/05 (e) ............................................          980,000

                                                                                                14,641,238

Russia -- 9.4%

  134,500,000   Russia, 5.000% due 3/31/30 (e) ..........................................       93,309,375

Turkey -- 2.0%

                Republic of Turkey:
    4,940,000     12.375% due 6/15/09 ...................................................        5,350,638
    9,030,000     11.750% due 6/15/10 ...................................................        9,509,719
    4,700,000     11.875% due 1/15/30 ...................................................        4,903,275

                                                                                                19,763,632

Uruguay -- 0.4%

    5,725,000   Republic of Uruguay, 7.875% due 3/25/09 .................................        3,864,375


----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
Page 14

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

April 30, 2002

    Face
   Amount+                                 Security*                                             Value
-----------------------------------------------------------------------------------------------------------
Venezuela -- 1.2%
                   Republic of Venezuela:
        2,630,000   13.625% due 8/15/18 ..................................................  $     2,482,063
        1,285,695   DCB, 2.875% due 12/18/07 (e) .........................................        1,062,305
        1,000,000   Discount Bond, Series W-A, 3.000% due 3/31/20 (e) ....................          770,000
        8,512,970   NMB, 3.000% due 12/18/05 (e) .........................................        7,321,154

                                                                                                 11,635,522

                 Total Sovereign Bonds (Cost -- $ 311,982,860) ...........................      334,956,308

Loan Participations (f) -- 0.2%

        2,269,966   Kingdom of Morocco, Tranche A, 2.78125% due 1/5/09 (Goldman Sachs and
                     J.P. Morgan Chase & Co.) (e) (Cost -- $ 2,058,285) ..................        2,111,068

   Shares
   ------
Common Stock (c) -- 0.1%
          179,862   Imperial Sugar Co. (Cost -- $ 1,600,767) .............................          989,241
Preferred Stock -- 0.8%
           64,917   CSC Holdings Inc., Series M, 11.125% due 4/1/08 ......................        6,085,968
            4,475   Rural Cellular Corp., 12.250% due 5/15/11 (d)                                 1,885,083
                    TCR Holding Corp. (c):
           17,552     Class B ............................................................               18
            9,654     Class C ............................................................               10
           25,451     Class D ............................................................               25
           52,657     Class E ............................................................               53
           28,175     UnitedGlobalCom Inc., Series D, 7.000% .............................          152,145

                    Total Preferred Stock (Cost -- $ 11,379,524) .........................        8,123,302
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

April 30, 2002

Warrants/Rights                      Security*                                                                         Value
----------------------------------------------------------------------------------------------------------------------------------
Warrants and Rights (c) -- 0.2%
            5,000   APP China Group Ltd., Expires 3/15/05 (a) ..................................................  $             50
       30,928,049   ContiFinancial Corp., Units of Interest, (Represents interests in a trust in the liquidation
                     of ContiFinancial Corp. and its affiliates) (b)(g) ........................................         1,990,375
            2,750   Leap Wireless International Inc., (Exercise price of $96.80 per share expiring 4/15/10.
                     Each warrant exercisable for 5.146 shares of common stock.) ...............................             1,719
            3,500   Mattress Discounters Co., (Exercise price of $0.01 per share expiring 7/15/07.
                     Each warrant exercisable for 4.85 shares of Class A common stock and
                      and 0.539 shares of Class L common stock.) ...............................................             5,250
            5,000   Republic Technologies International Inc., Expires 7/15/09 ..................................                50
            5,000   Ubiquitel Operating Co., (Exercise price of $ 22.74 per share expiring 4/15/10.
                     Each warrant exercisable for 5.965 shares of common stock.) ...............................           185,625
           65,145   Venezuela Discount Rights (g)++.............................................................                 0
            3,500   Winsloew Furniture, Inc., (Exercise price of $0.01 per share expiring 8/15/07.

                     Each warrant exercisable for 0.2298 shares of common stock.) ..............................            36,750

                    Total Warrants and Rights (Cost -- $ 2,521,877) ............................................         2,219,819

----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I  I N C

April 30, 2002

   Face
  Amount                                          Security                                               Value
------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.3%

$11,000,000     Greenwich Capital Markets, Inc., 1.850% due 5/1/02; Proceeds at maturity --
                  $11,000,565;(Fully collateralized by U.S. Treasury Bonds, 5.500% due 2/15/08;
                  Market value -- $ 11,224,500) ...................................................  $  11,000,000
 11,503,000     State Street Bank & Trust Co., 1.830% due 5/1/02; Proceeds at maturity --
                  $11,503,585; (Fully collateralized by U.S. Treasury Bonds, 7.250% due 8/15/22;
                  Market value -- $ 11,737,187) ...................................................     11,503,000


                Total Repurchase Agreements (Cost -- $ 22,503,000) ................................     22,503,000


                Total Investments -- 100% (Cost -- $ 1,042,525,567**) .............................  $ 991,283,531

------------------
 *   All securities segregated as collateral pursuant to loan agreement.
 +   Face amount denominated in U.S. dollars unless otherwise indicated.
(a)  Security is exempt from registration under Rule 144A of the Securities
     Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)  Security is currently in default.
(c)  Non-income producing security.
(d)  Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.
(e)  Rate shown reflects current rate on instruments with variable rate or step coupon rates.
(f)  Participation interest was acquired through the financial institutions indicated parenthetically.
(g)  Securities valued in accordance with fair valuation procedures.
++   Amount represents less than $1.00.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviations used in this schedule:

     ARS     -- Argentine Peso.
     C       -- Capitalization Bond.
     DCB     -- Debt Conversion Bond.
     FLIRB   -- Front Loaded Interest Reduction Bond.
     MYDFA   -- Multi Year Depository Facility Agreement.
     NMB     -- New Money Bond.

------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
                                                                         Page 17

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Statement of Assets and Liabilities
April 30, 2002

ASSETS:
     Investments, at value (Cost -- $ 1,042,525,567) ................................................     $       991,283,531
     Cash ...........................................................................................                 420,636
     Interest receivable ............................................................................              19,516,867
     Receivable for securities sold .................................................................               1,305,904
     Prepaid expenses ...............................................................................                  45,721

     Total Assets ...................................................................................           1,012,572,659

LIABILITIES:

     Loan payable (Note 8)...........................................................................             260,000,000
     Management fee payable .........................................................................                 828,804
     Payable for securities purchased ...............................................................                 582,995
     Loan interest payable ..........................................................................                 512,528
     Administration fee payable .....................................................................                  82,880
     Accrued expenses ...............................................................................                 231,509

     Total Liabilities ..............................................................................             262,238,716

Total Net Assets ....................................................................................     $       750,333,943

NET ASSETS:

     Common stock ($0.001 par value, 100,000,000 shares authorized; 71,583,704 shares outstanding) ..     $            71,584
     Additional paid-in capital .....................................................................           1,026,721,068
     Overdistributed net investment income ..........................................................              (1,241,740)
     Accumulated net realized loss from security transactions .......................................            (223,974,933)
     Net unrealized depreciation of investments .....................................................             (51,242,036)

Total Net Assets ....................................................................................     $       750,333,943

Net Asset Value, per share ($750,333,943 / 71,583,704 shares) .......................................                  $10.48

------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Statement of Operations
For the Year Ended April 30, 2002

INCOME:
   Interest ...................................................................................     $  109,157,693
   Dividends ..................................................................................            961,409


   Total Investment Income ....................................................................        110,119,102


EXPENSES:
   Management fee (Note 2) ....................................................................          9,991,209
   Interest expense (Note 8) ..................................................................          9,065,525
   Administration fee (Note 2) ................................................................            999,121
   Shareholder communications .................................................................            306,719
   Custody ....................................................................................             96,408
   Audit and legal ............................................................................             76,609
   Directors' fees ............................................................................             31,833
   Other ......................................................................................            131,113


   Total Expenses .............................................................................         20,698,537


Net Investment Income .........................................................................         89,420,565


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding short-term securities):
     Proceeds from sales ......................................................................      1,131,311,908
     Cost of securities sold ..................................................................      1,220,574,701

   Net Realized Loss ..........................................................................        (89,262,793)

   Change in Net Unrealized Depreciation of Investments:
     Beginning of year ........................................................................       (106,436,004)
     End of year. .............................................................................        (51,242,036)

   Decrease in Net Unrealized Depreciation ....................................................         55,193,968

Net Loss on Investments .......................................................................        (34,068,825)

Increase in Net Assets From Operations ........................................................     $   55,351,740

------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
                                                                         Page 19

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Statements of Changes in Net Assets
For the Years Ended April 30,

                                                                                           2002              2001
-----------------------------------------------------------------------------------------------------------------------

OPERATIONS:
     Net investment income ........................................................    $   89,420,565    $  92,722,931
     Net realized loss ............................................................       (89,262,793)     (57,106,846)
     Decrease in net unrealized depreciation ......................................        55,193,968       17,802,415
     Increase in Net Assets From Operations .......................................        55,351,740       53,418,500

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net investment income ........................................................       (82,747,083)     (95,243,747)
     Capital ......................................................................       (14,307,626)     (10,559,053)
     Decrease in Net Assets From Distributions to Shareholders ....................       (97,054,709)    (105,802,800)

CAPITAL SHARE TRANSACTIONS:

     Proceeds from shares issued on reinvestment of dividends
      (2,580,503 and 2,261,462 shares issued, respectively) .......................        27,692,639       25,985,832

     Increase in Net Assets From Capital Share Transactions .......................        27,692,639       25,985,832

Decrease in Net Assets ............................................................       (14,010,330)     (26,398,468)


NET ASSETS:

     Beginning of year ............................................................       764,344,273      790,742,741

     End of year* .................................................................      $750,333,943     $764,344,273

* Includes overdistributed net investment income of: ..............................       $(1,241,740)     $(2,542,310)
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Statement of Cash Flows
For the Year Ended April 30, 2002

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
     Purchases of long-term portfolio investments ..............................................      $  (1,197,388,623)
     Proceeds from disposition of long-term portfolio investments and principal paydowns .......          1,145,816,356
     Net sale of short-term portfolio investments ..............................................             54,859,000

                                                                                                              3,286,733

     Net investment income .....................................................................             89,420,565
     Capitalized income on payment-in-kind securities ..........................................               (728,138)
     Amortization of net premium/discount on investments .......................................            (21,700,983)
     Net change to receivables/payables related to operations ..................................              2,011,228
     Net Cash Flows Provided by Operating Activities ...........................................             72,289,405

CASH FLOWS USED BY FINANCING ACTIVITIES:
     Cash dividends paid .......................................................................            (99,561,714)
     Proceeds from reinvestment of dividends ...................................................             27,692,639
     Net Cash Flows Used by Financing Activities ...............................................            (71,869,075)

Net Increase in Cash ...........................................................................                420,330

Cash, Beginning of year ........................................................................                    306

Cash, End of year ..............................................................................        $       420,636
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements

Note 1. Significant Accounting Policies

Salomon Brothers High Income Fund II Inc ("Fund") was incorporated in Maryland and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maximize current income by investing at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities (as defined in the Fund's prospectus). As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C
investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At April 30, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc, a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager ("Investment Manager") to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Smith Barney Fund Management LLC, another subsidiary of SSBH, acts as the Fund's administrator ("Administrator") for which the Fund pays a monthly fee at an annual rate of 0.10% of the value of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The administrator performs certain administrative services necessary for the operation of the Fund.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund's assets, including those investments purchased with leverage.

At April 30, 2002, the Investment Manager and Salomon Smith Barney Inc., an affiliate of the Investment Manager, owned 6,676 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager.

Note 3. Portfolio Activity

During the year ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

   Purchases .............................................   $    1,178,136,456

   Sales .................................................   $    1,131,311,908

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

   Gross unrealized appreciation .........................   $       61,981,429
   Gross unrealized depreciation .........................         (113,223,465)

   Net unrealized depreciation ...........................   $      (51,242,036)

Note 4. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended April 30, 2002, the Fund did not enter into any written covered call or put option contracts.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At April 30, 2002, the Fund held loan participations with a total cost of $2,058,285.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Note 6. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Note 7. Capital Loss Carryforward

At April 30, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $176,842,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30 of the year indicated:

                                2007         2008          2009          2010

   Carryforward Amounts ...  $32,298,000  $40,142,000  $10,635,000   $93,767,000

Note 8. Loan

At April 30, 2002, the Fund had outstanding a $260,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc., an affiliate of the Investment Manager, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended April 30, 2002, the Fund paid interest expense of $9,720,987.

Note 9. Dividends Subsequent to April 30, 2002

On January 24, 2002, the Board of Directors of the Fund declared a dividend from net investment income, in the amount of $0.115 per share, payable on May 31, 2002 to shareholders of record on May 14, 2002. On May 6, 2002, the Board of Directors of the Fund declared three dividends from net investment income, each in the amount of $0.115 per share, payable on June 28, 2002, July 26, 2002, and August 30, 2002 to shareholders of record on June 18, 2002, July 16, 2002, and August 31, 2002, respectively.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Financial Highlights

Data for a share of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

                                                                  2002         2001         2000        1999(1)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year .....................      $  11.08     $  11.85     $  13.54       $  15.00

Income (Loss) From Operations:
     Net investment income .............................          1.27         1.37         1.45           1.23
     Net realized and unrealized loss ..................         (0.50)       (0.58)       (1.70)         (1.45)
Total Income (Loss) From Operations ....................          0.77         0.79        (0.25)         (0.22)
Offering Costs on Issuance of Common Stock .............            --           --           --          (0.02)

Less Distributions From:
     Net investment income .............................         (1.18)       (1.40)       (1.44)         (1.22)
     Capital ...........................................         (0.20)       (0.16)          --             --

Total Distributions ....................................         (1.38)       (1.56)       (1.44)         (1.22)

Increase in net asset value due to shares issued
 on reinvestment of dividends ..........................          0.01           --           --             --

Net Asset Value, End of Year ...........................      $  10.48     $  11.08     $  11.85       $  13.54

Market Value, End of Year ..............................      $  11.65     $  10.96     $ 11.750       $ 12.625

Total Return, Based on Market Price
     Per Share(2) ......................................         20.83%        6.85%        5.45%         (7.57)%++
Ratios to Average Net Assets:
     Total expenses, including interest expense ........          2.80%        3.09%        2.09%          1.54%+
     Total expenses, excluding interest expense
      (operating expenses) .............................          1.57%        1.43%        1.29%          1.24%+
     Net investment income .............................         12.08%       11.87%       11.48%          9.84%+
Loans Outstanding, End of Year (000s) ..................      $260,000     $260,000     $105,000       $105,000
Weighted Average Interest Rate on Loans ................          3.44%        6.69%        6.18%          5.72%
Net Assets, End of Year (000s) .........................      $750,334     $764,344     $790,743       $903,792
Portfolio Turnover Rate ................................           118%         118%          68%            66%
------------------------------------------------------------------------------------------------------------------

(1) For the period from May 28, 1998 (commencement of operations) through April 30, 1999.
(2) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund II Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund II Inc ("Fund") at April 30, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 28, 1998 (commencement of operations) through April 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
June 20, 2002

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on August 9, 2001 for the purpose of voting upon the election of Heath B. McLendon as Class III Director of the Fund, to serve until the 2004 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the Meeting.

1.  Election of Director

Nominee            Votes For      Votes Against    Votes Withheld    Abstentions

Heath B. McLendon  65,253,943       609,107            0                  0

At April 30, 2002, in addition to Heath B. McLendon, the other Directors of the Fund were as follows:

Daniel P. Cronin
Leslie H. Gelb
Dr. Riordan Roett
Jeswald W. Salacuse

Election of New Directors

Effective November 14, 2001 and May 3, 2002, respectively, Leslie H. Gelb and Carol L. Colman were appointed by the Board of Directors as a Class II and Class III Director, respectively, of the Fund and will serve as nominees for election as Directors by stockholders at the Fund's next annual meeting of stockholders.

Change in Investment Policy

The Board of Directors of the Fund approved certain changes to the Fund's management policies in connection with Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities (as defined in the Fund's prospectus). Previously, the Fund's management policies stated that the Fund would invest at least 65% of its assets in such securities. In addition, the Fund has adopted a policy to provide the stockholders of the Fund with at least 60 days prior notice of any changes to the investment policy adopted if such notice is required by Rule 35d-1.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers High Income Fund II Inc ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                             Number of
                                                                             Investment
                                                                            Companies in
                                                                            Fund Complex
                                              Term of         Principal     Overseen by
                            Position(s)     Office and      Occupation(s)     Director          Other
                            Held with        Length of       During Past    (including    Directorships
Name, Address and Age        Fund/(1)/     Time Served/(1)/   5 Years        the Fund)    Held by Director
----------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:

Leslie H. Gelb                 Director and      Since  President,               10     Britannica.com;
The Council on                 Member of         2001   the Council on                  Director of 2
Foreign Relations              the Audit                Foreign Relations;              registered
58 East 68th Street            Committee,               formerly, Columnist,            investment
New York, NY 10021             Class II                 Deputy Editorial                companies advised
Age 64                                                  Page Editor and                 by Advantage
                                                        Editor, Op-Ed Page,             Advisers, Inc.
                                                        The New York Times              ("Advantage")

Riordan Roett                  Director and      Since  Professor and Director,  10     The Latin
The Johns Hopkins University   Member of         1998   Latin American Studies          America Equity
1740 Massachusetts Ave, NW     the Audit                Program, Paul H. Nitze          Fund, Inc.
Washington, DC 20036           Committee,               School of Advanced
Age 63                         Class II                 International Studies,
                                                        The Johns Hopkins
                                                        University

Jeswald W. Salacuse            Director and      Since  Henry J. Braker          10
Tufts University               Member of         1998   Professor of                    Director, Municipal
The Fletcher School of Law     the Audit                Commercial Law and              Advantage Fund
& Diplomacy                    Committee,               formerly Dean, The              Inc.; Director of 2
Packard Avenue                 Class I                  Flecher School of               registered
Medford, MA 02155                                       Law & Diplomacy,                investment
Age 64                                                  Tufts University                companies advised
                                                                                        by Advantage

Daniel P. Cronin               Director and      Since  Associate General        7
Pfizer Inc.                    Member of         1998   Counsel, Pfizer Inc.            None
235 East 42nd Street           the Audit
New York, NY 10017             Committee,
Age 56                         Class I

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

                                                                                        Number of
                                                                                        Investment
                                                                                       Companies in
                                                                                       Fund Complex
                                                  Term of           Principal          Overseen by
                                 Position(s)    Office and        Occupation(s)          Director       Other
                                 Held with      Length of          During Past          (including   Directorships
Name, Address and Age             Fund/(1)/   Time Served/(1)/      5 Years             the Fund)   Held by Director
--------------------------------------------------------------------------------------------------------------------
Carol L. Colman                 Director and       Since        Consultant, Colman           11          None
Colman Consulting Co., Inc.     Member of          2002         Consulting
278 Hawley Road                 Audit
North Salem, NY 10560           Committee,
Age 56                          Class III

INTERESTED DIRECTORS:

Heath B. McLendon               Director and       Since        Managing Director            74          None
Salomon Smith Barney Inc.       Chairman,          1998         of Salomon Brothers
125 Broad Street, 9th Floor     Class III                       Asset Management Inc
New York, NY 10004                                              ("SBAM") and Salomon
Age 69                                                          Smith Barney Inc.
                                                                ("SSB"); Chairman,
                                                                President, Chief
                                                                Executive Officer and
                                                                Director of Smith
                                                                Barney Fund
                                                                Management LLC
                                                                ("SBFM") and
                                                                Travelers Investment
                                                                Adviser, Inc. ("TIA");
                                                                Director of The
                                                                Travelers Investment
                                                                Management
                                                                Company
OFFICERS

Peter J. Wilby                  President          Since        Managing Director           N/A          N/A
Salomon Smith Barney Inc.                          2002         of SSB and SBAM
388 Greenwich Street                                            since January 1996
New York, NY 10013              Executive          1998-
Age 43                          Vice President     2002


Lewis E. Daidone                Executive Vice     Since        Managing Director           N/A          N/A
Salomon Smith Barney Inc.       President and      1998         of SSB; Director
125 Broad Street, 11th Floor    Treasurer                       and Senior Vice
New York, NY 10004                                              President of
Age 44                                                          SBFM and TIA

                                                                         Page 31

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

                                                                                 Number of
                                                                                 Investment
                                                                                Companies in
                                                                                Fund Complex
                                               Term of         Principal        Overseen by
                              Position(s)     Office and      Occupation(s)      Director           Other
                              Held with       Length of       During Past       (including       Directorships
Name, Address and Age          Fund(1)       Time Served(1)     5 Years          the Fund)     Held by Director
---------------------------------------------------------------------------------------------------------------
Maureen O'Callaghan         Executive Vice      Since     Managing Director          N/A               N/A
Salomon Smith Barney Inc.   President           1998      of SSB and SBAM
388 Greenwich Street                                      since January 2001.
New York, NY 10013                                        Director and Vice
Age 38                                                    President prior
                                                          to 2001

James E. Craige             Executive Vice      Since     Managing Director          N/A               N/A
Salomon Smith Barney Inc.   President           1998      of SSB and SBAM
388 Greenwich Street                                      since December 1998.
New York, NY 10013                                        Director of SSB and
Age 34                                                    SBAM since January
                                                          1998 and Vice
                                                          President of SSB and
                                                          SBAM from May
                                                          1992 to January 1998

Thomas K. Flanagan          Executive Vice      Since     Managing Director          N/A               N/A
Salomon Smith Barney Inc.   President           1998      of SSB and SBAM
388 Greenwich Street                                      since December 1998.
New York, NY 10013                                        Prior to December
Age 49                                                    1998, Director of
                                                          SSB and SBAM

Beth A. Semmel              Executive Vice      Since     Managing Director          N/A               N/A
Salomon Smith Barney Inc.   President           1998      of SSB and SBAM
388 Greenwich Street                                      since December 1998.
New York, NY 10013                                        Director of SSB and
Age 41                                                    SBAM since
                                                          January 1996

Wei Diao                    Vice President      Since     Director of SSB;           N/A               N/A
Salomon Smith Barney Inc.                       1998      Assistant Portfolio
388 Greenwich Street                                      Manager, Trader and
New York, NY 10013                                        Senior Analyst for
Age 31                                                    Lipper & Co. prior to
                                                          April 1998.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

                                                                             Number of
                                                                            Investment
                                                                            Companies in
                                                                            Fund Complex
                                             Term of          Principal     Overseen by
                            Position(s)     Office and      Occupation(s)     Director            Other
                             Held with       Length of       During Past     (including        Directorships
Name, Address and Age         Fund/(1)/    Time Served/(1)/   5 Years         the Fund)      Held by Director
-------------------------------------------------------------------------------------------------------------
Winslow Marston                 Vice President   Since    Director of SSB        N/A               N/A
Salomon Smith Barney Inc.                         1998
388 Greenwich Street
New York, NY 10013
Age 61

Irving P. David                 Controller       Since    Director of SSB         N/A               N/A
Salomon Smith Barney Inc.                         2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 41

Christina T. Sydor              Secretary        Since    Managing Director       N/A               N/A
Salomon Smith Barney Inc.                         1998    of SSB, General
300 First Stamford Place,                                 Counsel and
4th Floor                                                 Secretary of
Stamford, CT 06902                                        SBFM and TIA
Age 51


(1) The Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2002, year 2003, and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock ("Shares") of Salomon Brothers High Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of PFPC Global Fund Services, formerly known as First Data Investor Services Group, Inc. as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

If (i) the Agent has not invested the full dividend amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C
proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C
to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.



Additional Shareholder Information (unaudited)


This report is transmitted to the shareholders of Salomon Brothers High Income Fund II Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I I   I N C

Directors

CAROL L. COLMAN
    Consultant, Colman Consulting Co., Inc.

DANIEL P. CRONIN
    Associate General Counsel, Pfizer Inc

LESLIE H. GELB
    President, The Council on Foreign Relations

HEATH B. MCLENDON
    Managing Director, Salomon Smith Barney Inc.;
    President and Director, Smith Barney Fund
    Management LLC and Travelers Investment
    Advisers, Inc.

RIORDAN ROETT
    Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies,
    The Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of
    Commercial Law, and formerly Dean,
    The Fletcher School of Law & Diplomacy
    Tufts University

CHARLES F. BARBER, EMERITUS
    Consultant; formerly Chairman, ASARCO Inc.



Officers

HEATH B. MCLENDON
    Chairman

PETER J. WILBY
    President

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

MAUREEN O'CALLAGHAN
    Executive Vice President

JAMES E. CRAIGE
    Executive Vice President

THOMAS K. FLANAGAN
    Executive Vice President

BETH A. SEMMEL
    Executive Vice President

IRVING P. DAVID
    Controller

CHRISTINA T. SYDOR
    Secretary


Salomon Brothers High Income Fund II Inc

    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004
    Telephone 1-888-777-0102

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 8030
    Boston, Massachusetts 02266-8030

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    HIX

PFPC Global Fund Services
P.O. Box 8030
Boston, MA 02266-8030

BULK RATE
U.S. POSTAGE
PAID
STATEN ISLAND, NY
PERMIT No. 169

HIXANN 4/02

Salomon Brothers High Income Fund II Inc




Annual Report
April 30, 2002


 [GRAPHIC]


Salomon Brothers Asset Management